Oppenheimer Money Fund/VA A Series of Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds—Oppenheimer Money Fund/VA

Objective
Oppenheimer Money Fund/VA, a series of Oppenheimer Variable Account Funds, primarily seeks maximum current income in “money market” securities and other obligations that offer individual investors low capital risk and the maintenance of liquidity. These may include short-term government securities, certificates of deposit (CDs), bankers acceptances and commercial paper.
Narrative by Carol E. Wolf, Portfolio Manager
During the recent 12-month period that ended December 31, 2000, Oppenheimer Money Fund/VA produced an annualized yield of 5.97%, and an annualized yield including the effects of compounding of 6.13% for the one-year period. The Funds seven-day and compounded seven-day yields on December 31, 2000, were 6.18% and 6.37%, respectively.[1] Although the Fund is managed to emphasize liquidity and safety, we realized substantially higher returns than those reported for the December 31, 1999 annual report, due primarily to the higher short-term interest rates that prevailed during the period.
        The period was punctuated by a series of short-term interest rate hikes initiated by the Federal Reserve Board (“the Fed”). During the first half of the year, the Fed raised rates by a quarter point on two occasions, then concluded with a more aggressive half-point increase in mid-May 2000. These hikes, which followed three prior rate hikes in the second half of 1999, were designed to slow the overheated U.S. economy.
        By midyear, the Feds strategy began showing signs of success as the nations overall levels of manufacturing output and housing sales began to ease. Mounting evidence throughout the second half of the year hinted that the pace of economic growth had indeed begun to moderate. However, the Fed kept rates steady—as a check on inflationary pressures resulting from a continuing tight labor market and rising energy prices.
        During the first half of the year, as rates rose, we kept our average maturity short. This enabled us to respond more effectively to changing conditions without incurring undue risk. However, because rates were rising at fairly frequent intervals, there was unprecedented demand for securities with shorter maturities. As supply came under pressure, spreads or differences in yields within our investment universe narrowed significantly. Floating rate notes were particularly vulnerable to these conditions. Although we made opportunistic purchases of such instruments when available at attractive rates, they proved relatively unattractive at various times throughout the period.
        We were able to find attractive yields in select, asset-backed commercial paper. Analytical expertise is the key to adding value through such investments. Oppenheimer’s experienced analysts enabled us to limit our purchases to well-structured, highly liquid asset-backed programs typically offering a three to five basis-point advantage over comparable commercial paper issued by corporations. All told, asset-backed securities constituted 19.2% of invested assets at period end.[2] Among commercial paper investments, which constituted most of our remaining holdings, we sought to limit our exposure to troubled and volatile industries, such as telecommunications, in favor of high quality financial services companies, particularly broker-dealers.
As rates stabilized in the second half of the year, we began lengthening the Funds average maturity. Since securities with longer maturities generally offer higher yields than shorter term securities, this move enabled us to capture additional yield. During the reporting period, the Funds average maturity lengthened from approximately 38 days to approximately 47 days. However, we purchased longer maturity securities only after careful analysis of their structure and the Funds current investment needs.

An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
1. Compounded yields assume reinvestment of dividends, and do not include the charges associated with the separate account products that offer this Fund. Past performance is not indicative of future results.
2. Based on total market value of net assets.
Oppenheimer Variable Account Funds—Oppenheimer Money Fund/VA

As of the end of the period, there remains little doubt that the Feds inflation-taming strategy has succeeded in cooling off the economy. Given recent evidence of slowing consumer and business spending, the key concern facing today’s markets is whether or not the strategy may have worked too well. However, underlying economic fundamentals remain sound, with inflation in check. In addition, to bolster the slowing economy, the Fed recently began reversing the direction of its monetary policy by reducing interest rates, as seen in January 2001. In this environment, we continue to look for opportunities to increase the Funds yield, consistent with our focus on liquidity and safety.
Thank you for your continued confidence and participation in the Fund. We look forward to helping you reach your financial goals. That’s what makes Oppenheimer Money Fund/VA part of The Right Way to Invest.
Statement of Investments December 31, 2000

	Principal	Value
	Amount	See Note 1

Letters of Credit—17.9%

Abbey National plc, guaranteeing commercial paper of Abbey National North America: 6.52%, 1/25/01	$2,000,000	$ 1,991,307

ABN AMRO North America Finance, Inc., guaranteeing commercial paper of ABN AMRO Bank NV: 6.61%, 2/13/01	2,000,000	2,000,012

Chase Manhattan Bank, guaranteeing commercial paper of NATC California LLC: 6.55%, 1/22/01	2,000,000	1,992,358

Credit Local de France, guaranteeing commercial paper of Dexia CLF Finance Co.: 6.53%, 1/30/01(1)	1,000,000	994,740
6.545%, 1/22/01(1)	4,000,000	3,984,728

Credit Suisse Group, guaranteeing commercial paper of Credit Suisse First Boston, Inc.: 6.50%, 3/14/01(1)	4,500,000	4,441,500

Deutsche Bank AG, guaranteeing commercial paper of Deutsche Bank Financial, Inc.: 6.47%, 3/30/01	5,000,000	4,920,922

First Union Corp., guaranteeing commercial paper of First Union National Bank: 6.71%, 5/17/01(2)	5,000,000	5,000,000

Keycorp, guaranteeing commercial paper of Key Bank NA: 6.71%, 5/11/01(2)	5,000,000	4,999,644

National Commerce Bancorporation, guaranteeing commercial paper of National Bank of Commerce, Tennessee: 6.676%, 8/28/01(2)	4,000,000	4,000,000

Rabobank Nederland NV, guaranteeing commercial paper of Radobank USA Financial Corp.: 6%, 1/2/01	1,290,000	1,289,785

Bank of Nova Scotia, guaranteeing commercial paper of Scotiabanc, Inc.: 6.50%, 2/28/01	3,000,000	2,968,583
Total Letters of Credit		38,583,579

Short-Term Notes—76.2%

Aerospace/Defense—2.3% BAE Systems Holdings, Inc.: 6.51%, 2/27/01(1)	1,000,000	989,692
6.55%, 2/26/01(1)	4,000,000	3,959,244
		4,948,936

Asset-Backed—19.2% Aspen Funding Corp.: 6.60%, 1/11/01(1)	1,000,000	998,167

Asset-Backed Capital Finance, Inc.: 6.53%, 2/21/01(1)	3,000,000	2,972,248
6.55%, 2/27/01(1)	2,000,000	1,979,258

Breeds Hill Capital Co. LLC, Series A: 6.62%, 1/10/01(1)	3,349,000	3,343,457

Charta Corp.: 6.51%, 2/27/01(1)	4,000,000	3,958,770

Check Point Charlie, Inc.: 6.48%, 3/8/01(1)	2,300,000	2,272,676
6.62%, 1/10/01(1)	3,000,000	2,995,035
Statement of Investments (Continued)

	Principal	Market Value
	Amount	See Note 1

Asset-Backed (continued) Corporate Receivables Corp.: 6.58%, 1/17/01(1)	$1,000,000	$ 997,076

Galaxy Funding, Inc.: 6.52%, 3/23/01	3,000,000	2,955,990

Moriarty Ltd.: 6.56%, 1/24/01(1)	5,000,000	4,979,044

Scaldis Capital LLC: 6.57%, 1/18/01(1)	3,000,000	2,990,693

Sheffield Receivables Corp.: 6.57%, 1/16/01(1)	5,000,000	4,986,313

Sigma Finance, Inc.: 6.55%, 1/24/01(1)	2,000,000	1,991,631

Variable Funding Capital Corp.: 6.53%, 2/7/01–2/21/01(1)	4,000,000	3,968,075
41,388,433

Automotive—2.3% DaimlerChrysler NA Holdings: 6.52%, 3/7/01	3,000,000	2,964,683
6.54%, 2/28/01	2,000,000	1,978,927
4,943,610

Banks—0.9% Wells Fargo Co.: 6.50%, 2/5/01	2,000,000	1,987,361

Beverages—1.4% Coca-Cola Enterprises, Inc.: 6.52%, 2/23/01(1)	3,000,000	2,971,203

Broker/Dealers—8.6% Banc of America Securities LLC: 6.95%, 1/2/01(2)	5,000,000	5,000,000

Bear Stearns Cos., Inc., Series B: 6.761%, 2/14/01(2)	4,000,000	4,000,000

Goldman Sachs Group LP: 6.78%, 2/12/01(3)	5,000,000	5,000,000

Merrill Lynch & Co., Inc., Series B: 6.739%, 7/5/01(2)	4,500,000	4,499,085
18,499,085

Chemicals—0.9% Henkel Corp.: 6.53%, 1/19/01(1)	2,000,000	1,993,470

Commercial Finance—6.0% CIT Group, Inc.: 6.51%, 2/9/01	5,000,000	4,964,738

Countrywide Home Loans, Series H: 6.717%, 5/21/01(2)	5,000,000	4,999,813

Private Export Fund Corp.: 6.415%, 4/27/01(1)	3,000,000	2,937,988
12,902,539
Statement of Investments (continued)

	Principal	Market Value
	Amount	See Note 1

Diversified Financial—10.5% Associates Finance, Inc.: 6.56%, 1/19/01	$5,000,000	$ 4,983,600

Ford Motor Credit Co.: 6.52%, 1/26/01	1,000,000	995,472

GE Capital International Funding, Inc.: 6.55%, 1/26/01(1)	4,500,000	4,479,531

General Motors Acceptance Corp.: 6.50%, 2/7/01	3,000,000	2,979,958

Household Finance Corp.: 6.51%, 2/12/01	1,000,000	992,405
6.728%, 12/7/01(2)	4,000,000	4,000,000

Prudential Funding LLC: 6.43%, 4/26/01	4,400,000	4,309,623
22,740,589

Diversified Media—1.1% Omnicom Capital, Inc.: 6.70%, 2/20/01(1)	2,500,000	2,476,736

Energy Services—4.8% Suez Finance Corp.: 6.45%, 3/19/01(1)	2,500,000	2,465,510
6.46%, 3/5/01(1)	3,000,000	2,966,085
6.48%, 4/27/01(1)	5,000,000	4,895,600
10,327,195

Healthcare/Drugs—0.5% Glaxo Wellcome plc: 6.52%, 1/31/01(1)	1,000,000	994,567

Information Technology—2.3% Computer Sciences Corp.: 6.644%, 12/27/01(1)(2)	5,000,000	5,000,000

Insurance—11.3% AIG Life Insurance Co.: 6.821%, 5/31/01(2)(3)	3,000,000	3,000,000

Cooperative Assn. of Tractor Dealers, Inc., Series A: 6.42%, 3/13/01	1,500,000	1,481,008

ING America Insurance Holdings, Inc.: 6.39%, 3/14/01	1,000,000	987,220
6.51%, 2/14/01	4,500,000	4,464,195

Insured Asset Funding LLC: 6.60%, 1/17/01(1)	5,000,000	4,985,333

Metropolitan Life Insurance Co.: 6.871%, 1/2/01(2)	3,500,000	3,500,000

Pacific Life Insurance Co.: 6.851%, 1/2/01(2)(3)	4,000,000	4,000,000

Travelers Insurance Co.: 6.616%, 9/14/01(2)(3)	2,000,000	2,000,000
24,417,756
Statement of Investments (Continued)

	Principal	Market Value
	Amount	See Note 1

Manufacturing—0.4% Eaton Corp.: 6.59%, 3/1/01(1)	$1,000,000	$ 989,200

Nondurable Household Goods—1.8% Newell Rubbermaid, Inc.: 6.50%, 3/23/01(1)	4,000,000	3,942,850

Oil: Domestic—0.5% Motiva Enterprises LLC: 6.52%, 1/29/01	1,000,000	994,929

Special Purpose Financial—1.4% MONET Trust, Series 2000–1: 6.508%, 9/27/01(2)(3)	1,000,000	1,000,000

Zurich Trust Certificates, Series ZTC—2T: 6.738%, 1/24/01(2)(3)	2,000,000	2,000,000
3,000,000
Total Short-Term Notes		164,518,459

Total Investments, at Value	94.1%	203,102,038

Other Assets Net of Liabilities	5.9	12,668,978
Net Assets	100.0%	$215,771,016

Short-term notes and letters of credit are generally traded on a discount basis; the interest rate is the discounted rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.
1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $93,900,420, or 43.52% of the Fund’s net assets and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
2. Represents the current interest rate for a variable or increasing rate security.
3. Identifies issues considered to be illiquid or restricted—See Note 4 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets Investments, at value—see accompanying statement	$203,102,038

Cash	39,608

Receivables and other assets: Shares of beneficial interest sold	12,631,488
Interest	421,096
Other	3,807
Total assets	216,198,037

Liabilities Payables and other liabilities:
Dividends	210,441
Shares of beneficial interest redeemed	203,495
Trustees compensation	1,814
Transfer and shareholder servicing agent fees	730
Other	10,541
Total liabilities	427,021

Net Assets	$215,771,016

Composition of Net Assets Par value of shares of beneficial interest	$ 12,428

Additional paid-in capital	215,772,812

Accumulated net realized loss on investment transactions	(14,224)
Net assets—applicable to 215,785,261 shares of beneficial interest outstanding	$215,771,016

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00
See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income Interest	$13,262,121

Expenses Management fees	920,606

Shareholder reports	61,702

Custodian fees and expenses	7,636

Trustees compensation	4,412

Transfer and shareholder servicing agent fees	2,643

Other	44,347
Total expenses	1,041,346
Less expenses paid indirectly	(7,033)
Net expenses	1,034,313

Net Investment Income	12,227,808

Net Realized Gain on Investments	2,584

Net Increase in Net Assets Resulting from Operations See accompanying Notes to Financial Statements.	$12,230,392
Statements of Changes in Net Assets
	Year Ended December 31,
	2000	1999

Operations Net investment income	$ 12,227,808	$ 8,116,875

Net realized gain (loss)	2,584	1,540
Net increase in net assets resulting from operations	12,230,392	8,118,415

Dividends and/or Distributions to Shareholders	(12,227,808)	(8,128,189)

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions	14,702,775	49,276,631

Net Assets Total increase	14,705,359	49,266,857

Beginning of period	201,065,657	151,798,800
End of period	$215,771,016	$201,065,657
See accompanying Notes to Financial Statements.
Financial Highlights
	Year Ended December 31,
	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations—net investment income and net realized gain	.06	.05	.05	.05	.05
Dividends and/or distributions to shareholders	(.06)	(.05)	(.05)	(.05)	(.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(1)	6.26%	4.96%	5.25%	5.31%	5.13%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$215,771	$201,066	$151,799	$126,782 ;	$129,719

Average net assets (in thousands)	$204,586	$166,727	$137,633	$133,707	$ 99,263

Ratios to average net assets:(2) Net investment income	5.98%	4.87%	5.12%	5.19%	5.01%
Expenses	0.51%	0.48%	0.50%(3)	0.48%(3)	0.49% (3)

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Funds investment objective is to seek maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. The Trusts investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodians vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:
	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	668,734,451	$ 668,734,451	381,258,296	$ 381,258,296
Dividends and/or distributions reinvested	12,474,728	12,474,728	7,983,593	7,983,593
Redeemed	(666,506,404)	(666,506,404)	(339,965,258)	(339,965,258)
Net increase	14,702,775	$ 14,702,775	< u> 49,276,631	$ 49,276,631
Notes to Financial Statements (Continued)

3. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion. The Funds management fee for the year ended December 31, 2000, was an annualized rate of 0.45%, before any waiver by the Manager if applicable.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.
4. Illiquid or Restricted Securities
As of December 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2000, was $17,000,000 which represents 7.88% of the Funds net assets, of which $2,000,000 is considered restricted. Information concerning restricted securities is as follows:
Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of December 31, 2000

Short-Term Notes Travelers Insurance Co.	9/15/00	$1.00	$1.00
Independent Auditor’s Report

To the Board of Trustees and Shareholders of Oppenheimer Money Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2001
Shareholder Meeting (Unaudited)

On September 20, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Funds proxy statement for that meeting. The following is a report of the votes cast:
Proposal No. 1:
Election of Trustees

Nominee	For	Withheld/Abstain	Total

William L. Armstrong	525,148,434.513	12,998,236.894	538,146,671.407
Robert G. Avis	525,194,975.808	12,951,695.599	538,146,671.407
George C. Bowen	525,246,167.352	12,900,504.055	538,146,671.407
Edward L. Cameron	525,257,205.636	12,889,465.771	538,146,671.407
Jon S. Fossel	525,310,855.983	12,835,815.424	538,146,671.407
Sam Freedman	525,227,181.129	12,919,490.278	538,146,671.407
Raymond J. Kalinowski	524,816,532.104	13,330,139.303	538,146,671.407
C. Howard Kast	524,372,698.626	13,773,972.781	538,146,671.407
Robert M. Kirchner	524,456,936.182	13,689,735.225	538,146,671.407
Bridget A. Macaskill	525,301,814.052	12,844,857.355	538,146,671.407
F. William Marshall	525,238,164.224	12,908,507.183	538,146,671.407
James C. Swain	525,158,864.886	12,987,806.521	538,146,671.407
For	Against	Withheld/Abstain	Total

Proposal No. 2:
Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning January 1, 2001.
                513,094,436.430                5,088,293.356                 19,963,941.621                538,146,671.407

Proposal No. 3(a)
Approval to eliminate the fundamental policy for Oppenheimer Money Fund/VA on investing in the securities of companies for the purpose of exercising control of management.
                169,354,529.372                16,698,900.798                 9,256,893.299                195,310,323.469

Proposal No. 3(b)
Approval to eliminate the fundamental policy for Oppenheimer Money Fund/VA on purchasing the securities of issuers in which officers or trustees have an interest.
                162,754,800.749                23,104,883.083                 9,450,639.637                195,310,323.469

Proposal No. 3(c)
Approval to eliminate the fundamental policy for Oppenheimer Money Fund/VA on investing in oil, gas or other mineral explorations or development programs.
                172,765,095.332                13,309,347.151                 9,235,880.986                195,310,323.469

Proposal No. 4
Approval to change four of the fundamental policies for Oppenheimer Money Fund/VA to permit the Fund to participate in an inter-fund lending arrangement.
                172,186,496.311                14,037,582.265                 9,086,244.893                195,310,323.469

Proposal No. 6
Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
487,784,405.554 19,090,438.484 31,271,827.369 538,146,671.407
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Oppenheimer Money Fund/VA
A Series of Oppenheimer Variable Account Funds

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
Carol E. Wolf, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Government Securities Portfolio, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.